EXHIBIT (4)   (B):  FORM OF RIDERS TO THE POLICY


                        ELECTIVE DEATH BENEFIT AMENDMENT

This elective amendment is effective as of the policy's date of issue. It will remain in effect while this policy is in force until the annuity starting date, or until the policy anniversary next following the date we receive your written request to terminate the amendment.

If you terminate this amendment, the death benefit charge shown on page 4 will no longer apply. Once terminated, this amendment may not be reinstated.


THE FOLLOWING IS HEREBY ADDED TO THE DEFINITIONS SECTION:

ANNIVERSARY  VALUE - The Accumulation  Value on    AVERAGE  DEATH  BENEFIT  AMOUNT  - The mean of
a policy anniversary.                              the death  benefit  amount on the most  recent
                                                   policy   anniversary  and  the  death  benefit
                                                   amount  on the  immediately  preceding  policy
                                                   anniversary.



THE LAST PARAGRAPH OF THE PARTIAL  WITHDRAWALS  OR CASH  SURRENDER  PROVISION IS
HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

If you  request a cash  surrender,  the  policy     (b) any applicable withdrawal charge;
must be  returned  to us to  receive  the  cash     (c) any applicable policy fee;
surrender   value.  The  cash  surrender  value     (d) the  pro-rata   portion  of  the  death
equals:                                                 benefit    charge    from    the   most
                                                        recent policy  anniversary  to the date
    (a) the  Accumulation  Value  at the end of         of surrender; and
        the  valuation  period  in  which  your     (e) any   applicable    premium   tax   not
        written  request  is  received  at  our         previously  deducted.
        Service Office; less



THE DEATH BENEFIT PROVISION IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

DEATH BENEFIT The death benefit is the amount If you had attained age 81, the death payable to the beneficiary if any owner dies benefit equals the greatest of:
before the annuity starting date. If you had not attained age 81, the death benefit equals the greatest of:

  (a) the  Accumulation  Value  as of the end       (a) the  Accumulation  Value  as of the end
      of   the   valuation    period   during           of   the   valuation    period   during
      which   due   proof  of  death  and  an           which   due   proof  of  death  and  an
      election   of  a  payout   option   are           election   of  a  payout   option   are
      received by our Service Office; or                received  by our Service Office; or
  b)  the greatest  Anniversary  Value,  plus       (b) the  greatest  Anniversary  Value up to
      any   purchase   payments   paid  after           the     last     policy     anniversary
      that  anniversary  and less any partial           before you  attained  age 81,  plus any
      withdrawals     made     after     that           purchase   payments   paid  after  that
      anniversary; or                                   anniversary   and  less   any   partial
  c)  the  sum of all net  purchase  payments           withdrawals     made     after     that
      paid,       less      any       partial           anniversary; or
      withdrawals,    accumulated   at   4.5%       (c) the  sum of all net  purchase  payments
      interest,  up to a maximum of two times           paid   prior   to   the   last   policy
      each      purchase payment.                       anniversary  before  you  attained  age
                                                        81,   less  any  partial
                                                        withdrawals, accumulated
                                                        at 4.5% interest,  up to
                                                        a  maximum  of two times
                                                        each purchase payment.

If the death benefit payable after your If there is not enough value in the attained age 81 equals(c), we will add to the subaccounts to cover the death benefit death benefit amount any purchase payments charge, we will deduct it first from the paid after the last policy anniversary before subaccounts and then from the Fixed Account.
you attained age 81.


Any  applicable   premium  tax  not  previously
deducted   will  be  deducted  from  the  death                  United of Omaha Life Insurance
benefit payable.                                                                        Company

The death benefit  charge is shown on page 4 of           /s/ John W. Weekly
the  policy.  This  charge is  deducted on each           President and Chief Executive Officer
policy  anniversary  and on a pro-rata basis at
surrender.   The   charge  is  applied  to  the
average death  benefit  amount for the previous
policy   year.   It  is   deducted   from   the
subaccounts by canceling  accumulation units on
a pro-rata basis.

                   (a) United of Omaha Life Insurance Company
                       WAIVER OF WITHDRAWAL CHARGES RIDER

This rider is made a part of the policy to which it is attached. It is subject to all of the policy provisions that are not inconsistent with the rider provisions. The rider is effective as of the policy's date of issue. It ends when the policy ends.

THE FOLLOWING PROVISIONS ARE HEREBY ADDED TO THE POLICY:

WAIVER OF WITHDRAWAL CHARGES

We will waive withdrawal charges if:

    (a) you request a partial withdrawal or a cash surrender under the following conditions; and
    (b) you qualify as described below.


RESIDENCE DAMAGE - We will waive withdrawal charges if your primary residence suffers physical damage in the amount of $50,000 or more. You must submit a certified copy of a licensed appraiser's report, stating the amount of the damage. The certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having your residence inspected by a licensed appraiser of our choice at our expense. We may rely upon our appraiser's opinion. This waiver may be exercised only once.

ORGAN TRANSPLANT - We will waive withdrawal charges if you undergo transplant surgery as an organ donor or recipient for the following body organs:

    (a)  heart;
    (b)  liver;
    (c)  lung;
    (d)  kidney;
    (e)  pancreas; or
    (f)  bone marrow (recipients only).

Within 91 days of your surgery you must submit a letter from a licensed physician other than an owner or annuitant of this policy. The letter must state that you have undergone transplant surgery for any of the organs listed above. We reserve the right to have you examined by a physician of our choice at our expense. You may exercise this waiver only once per transplant surgery.

DEATH OF SPOUSE OR MINOR DEPENDENT - We will waive withdrawal charges for one withdrawal of a percentage of the Accumulation Value. For the death of a spouse the percentage is 50% of the Accumulation Value as of the date of withdrawal. For the death of a minor dependent the percentage is 25% of the Accumulation Value as of the date of withdrawal. The withdrawal must be made within six months of your spouse's or minor dependent's death. You must submit a certified copy of the death certificate or other proof of death satisfactory to us.

You may exercise this waiver only once for a spouse and once for each minor dependent. In each policy year no more than 50% of the Accumulation Value as of the date of the first withdrawal that policy year may be withdrawn without a withdrawal charge pursuant to this waiver.



United of Omaha Life Insurance Company


/s/ John W. Weekly
President and Chief Executive Officer

                                         (a)
                      (a) United of Omaha Life Insurance Company


                      VARIABLE ANNUITY PAYOUT OPTIONS RIDER

This rider is made a part of the policy to which it is attached. It is subject to all of the policy provisions that are not inconsistent with the rider provisions. The rider is effective as of the policy's date of issue. It ends when the policy ends.

THE FOLLOWING PROVISIONS ARE HEREBY ADDED TO THE POLICY:

You may choose payout options 2, 4 or 6 shown in the policy to be paid as a variable annuity. Variable annuity payments will vary according to the net investment return of the subaccounts chosen. A beneficiary may also have the death benefit applied to a variable annuity payout option.


FIRST VARIABLE ANNUITY PAYMENT

We will compute the dollar amount of the first monthly variable annuity payment by applying all or part of the Accumulation Value to the Monthly Payout Table shown in this rider for the payout option you choose. The Table shows the dollar amount of monthly payment that you can buy with each $1,000 of Accumulation Value.

If you have chosen more than one subaccount, we will apply the accumulation value of each subaccount separately to the Monthly Payout Table. The total amount of the first variable annuity payment equals the sum of the payment amounts payable for each subaccount.

SECOND AND LATER VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later variable annuity payments is not set. It may change from month to month. We will compute the payment on the 10th valuation date before the payment is due.

The amount of each variable annuity payment after the first equals the sum of:

    (a) the number of annuity units under each subaccount; multiplied by (b) the current annuity unit value for each subaccount as of the date we compute the payment.

An annuity unit is a measuring unit used in computing the amount of the variable annuity payments. The value of an annuity unit for each subaccount will vary with the net investment return of the subaccount.

ANNUITY UNIT VALUE

The current value of an annuity unit for each subaccount is:

    (a)  the value as of the date we computed the last payment; multiplied by
    (b) the Net Investment Factor for the subaccount as of the date on which we are computing the current payment.

The Net  Investment  Factor is figured by dividing (a) by (b), then  subtracting
(c) from the result, then multiplying by the offset factor described below. The values of (a), (b) and (c) are defined as follows:

    (a) is the net result of
        (1)the net asset value of a Fund share held in a subaccount as of the end of the current payment period; plus or minus
        (2)a per share credit or charge for any taxes we incurred since the last
           computation   date  that  were  charged  to  the   operation  of  the
           subaccount.

    (b) is the net asset value of a Fund share held in the subaccount as of the beginning of the current payment period.

    (c) is the asset charge factor that reflects the mortality and expense risk charge and administrative expense charge deducted from the Separate Account. This factor is equal, on an annual basis, to 1.20% of the daily net asset value of the Separate Account.

The result of the calculation described above is then multiplied by a factor that offsets the assumed investment rate upon which this rider's Monthly Payout Table is based. This allows the actual investment rate to be credited. For a one-day valuation period the factor is 0.99989255, using an assumed investment rate of 4.00% per year.

NUMBER OF ANNUITY UNITS

The number of annuity units payable for each subaccount equals:

    (a) the amount of the first monthly variable annuity payment payable for that subaccount; divided by
    (b) the annuity unit value for that subaccount as of the 10th valuation date before the annuity starting date.

The number of annuity units payable for each subaccount is fixed when we compute the first variable annuity payment. The number remains fixed unless you exchange annuity units between subaccounts. The number of annuity units will not change as a result of investment experience.

We guarantee that the dollar amount of each variable annuity payment after the first will not be affected by actual expenses or changes in mortality experience.

EXCHANGE OF ANNUITY UNITS

After the Annuity Starting Date you may exchange the value of a specified number of Annuity Units of one subaccount for Annuity Units of another subaccount or the Fixed Account. You may not exchange Annuity Units of the Fixed Account for Annuity Units of the subaccounts.

The value of the Annuity Units being exchanged will be the value for the Valuation Period during which we receive your request for the exchange. The value of the new Annuity Units will be such that the dollar amount of an annuity payment made on the date of the exchange would not change as a result of the exchange.

No more than four exchanges may be made each policy year.


             MONTHLY PAYOUTS PER $1,000 BASED ON 4.00% INTEREST AND
                1983A MORTALITY TABLE ALB PROJECTED 20 YEARS WITH
                              PROJECTION SCALE 'G'

-------------------------------------------------------------------------------------------------------
---------------------------------------------------- --------------------------------------------------
                   FEMALE RATES                                         MALE RATES
---------------------------------------------------- --------------------------------------------------
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
   Age      20 Year   10 Year   Life Only Installment 20 Year   10 Year   Life Only  Installment Age
            Certain   Certain               Refund   Certain   Certain               Refund
             & Life    & Life                         & Life    & Life
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------

    0         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       0
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    1         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       1
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    2         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       2
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    3         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       3
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    4         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       4
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    5         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       5
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    6         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       6
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    7         3.44      3.44      3.44       3.44      3.49      3.49      3.50       3.49       7
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    8         3.44      3.45      3.45       3.44      3.50      3.50      3.51       3.50       8
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    9         3.45      3.45      3.45       3.45      3.51      3.51      3.51       3.50       9
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    10        3.46      3.46      3.46       3.46      3.52      3.52      3.53       3.51       10
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    11        3.47      3.47      3.47       3.47      3.53      3.53      3.53       3.52       11
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    12        3.48      3.48      3.48       3.47      3.54      3.54      3.54       3.53       12
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    13        3.48      3.49      3.49       3.48      3.55      3.55      3.56       3.54       13
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    14        3.49      3.50      3.50       3.49      3.56      3.57      3.57       3.56       14
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    15        3.50      3.51      3.51       3.50      3.57      3.58      3.58       3.57       15
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    16        3.51      3.51      3.52       3.51      3.58      3.59      3.59       3.58       16
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    17        3.52      3.53      3.53       3.52      3.60      3.60      3.60       3.59       17
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    18        3.53      3.54      3.54       3.53      3.61      3.62      3.62       3.60       18
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    19        3.54      3.55      3.55       3.54      3.62      3.63      3.63       3.62       19
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    20        3.55      3.56      3.56       3.55      3.64      3.64      3.65       3.63       20
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    21        3.57      357       3.57       3.56      3.65      3.66      3.66       3.65       21
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    22        3.58      3.58      3.58       3.58      3.67      3.67      3.68       3.66       22
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    23        3.59      3.60      3.60       3.59      3.68      3.69      3.70       3.68       23
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    24        3.61      3.61      3.61       3.60      3.70      3.71      3.71       3.70       24
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    25        3.62      3.62      3.63       3.62      3.72      3.73      3.73       3.71       25
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    26        3.63      3.64      3.64       3.63      3.74      3.75      3.75       3.73       26
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    27        3.65      3.65      3.66       3.65      3.76      3.77      3.77       3.75       27
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    28        3.67      3.67      3.67       3.66      3.78      3.79      3.79       3.77       28
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    29        3.68      3.69      3.69       3.68      3.80      3.81      3.81       3.79       29
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    30        3.70      3.71      3.71       3.70      3.82      3.83      3.84       3.81       30
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    31        3.72      3.73      3.73       3.72      3.84      3.86      3.86       3.84       31
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    32        3.74      3.75      3.75       3.74      3.87      3.88      3.89       3.86       32
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    33        3.76      3.77      3.77       3.76      3.89      3.91      3.91       3.89       33
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    34        3.78      3.79      3.79       3.78      3.92      3.94      3.94       3.92       34
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    35        3.80      3.81      3.81       3.80      3.95      3.97      3.97       3.94       35
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    36        3.82      3.84      3.84       3.82      3.97      4.00      4.00       3.97       36
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    37        3.85      3.86      3.86       3.85      4.00      4.03      4.04       4.00       37
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    38        3.87      3.89      3.89       3.87      4.04      4.07      4.07       4.03       38
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    39        3.90      3.92      3.92       3.90      4.07      4.10      4.11       4.06       39
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    40        3.93      3.95      3.95       3.93      4.10      4.14      4.15       4.10       40
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    41        3.96      3.98      3.98       3.96      4.14      4.18      4.19       4.14       41
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    42        3.99      4.01      4.01       3.99      4.18      4.22      4.24       4.18       42
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    43        4.02      4.04      4.05       4.02      4.22      4.27      4.28       4.21       43
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    44        4.05      4.08      4.09       4.05      4.25      4.32      4.33       4.25       44
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    45        4.09      4.12      4.13       4.09      4.30      4.36      4.38       4.30       45
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    46        4.13      4.16      4.17       4.13      4.34      4.41      4.43       4.35       46
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    47        4.16      4.20      4.21       4.16      4.38      4.47      4.49       4.39       47
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    48        4.20      4.24      4.25       4.20      4.43      4.52      4.55       4.44       48
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    49        4.24      4.29      4.30       4.24      4.48      4.58      4.61       4.49       49
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    50        4.29      4.34      4.35       4.29      4.53      4.64      4.68       4.55       50
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    51        4.33      4.39      4.40       4.34      4.58      4.70      4.74       4.61       51
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    52        4.38      4.44      4.46       4.39      4.63      4.77      4.81       4.67       52
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    53        4.43      4.50      4.52       4.44      4.69      4.84      4.89       4.73       53
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    54        4.48      4.56      4.58       4.49      4.74      4.91      4.97       4.80       54
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    55        4.53      4.62      4.65       4.56      4.80      4.99      5.06       4.87       55
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    56        4.59      4.69      4.72       4.62      4.86      5.08      5.14       4.94       56
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    57        4.65      4.76      4.79       4.68      4.92      5.16      5.24       5.02       57
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    58        4.71      4.83      4.87       4.74      4.98      5.25      5.34       5.10       58
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    59        4.77      4.91      4.96       4.82      5.04      5.35      5.45       5.19       59
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    60        4.83      5.00      5.05       4.89      5.01      5.45      5.57       5.28       60
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    61        4.89      5.08      5.14       4.97      5.17      5.56      5.69       5.37       61
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    62        4.96      5.18      5.24       5.06      5.23      5.67      5.82       5.47       62
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    63        5.03      5.28      5.35       5.14      5.29      5.79      5.97       5.58       63
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    64        5.09      5.38      5.47       5.24      5.35      5.92      6.11       5.69       64
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    65        5.16      5.49      5.59       5.34      5.41      6.05      6.28       5.81       65
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    66        5.23      5.61      5.72       5.45      5.47      6.19      6.45       5.93       66
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    67        5.30      5.74      5.86       5.56      5.52      6.32      6.63       6.06       67
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    68        5.37      5.86      6.02       5.68      5.58      6.47      6.84       6.20       68
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    69        5.43      6.00      6.18       5.80      5.63      6.62      7.05       6.35       69
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    70        5.50      6.15      6.36       5.93      5.67      6.78      7.28       6.50       70
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    71        5.56      6.30      6.55       6.07      5.72      6.94      7.51       6.64       71
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    72        5.61      6.46      6.76       6.22      5.76      7.10      7.77       6.82       72
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    73        5.67      6.63      6.99       6.37      5.80      7.27      8.04       6.99       73
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    74        5.72      6.80      7.23       6.55      5.83      7.43      8.33       7.17       74
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    75        5.76      6.99      7.49       6.72      5.86      7.60      8.64       7.37       75
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    76        5.80      7.17      7.77       6.91      5.89      7.77      8.97       7.57       76
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    77        5.83      7.36      8.07       7.11      5.91      7.94      9.32       7.78       77
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    78        5.86      7.55      8.40       7.33      5.93      8.11      9.70       8.01       78
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    79        5.89      7.74      8.75       7.55      5.94      8.28      10.10      8.25       79
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    80        5.91      7.93      9.14       7.78      5.96      8.44      10.54      8.50       80
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    81        5.93      8.12      9.55       8.03      5.97      8.60      10.99      8.76       81
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    82        5.95      8.31      9.99       8.30      5.98      8.75      11.49      9.03       82
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    83        5.96      8.49      10.47      8.57      5.98      8.89      12.01      9.33       83
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    84        5.97      8.66      10.99      8.86      5.99      9.03      12.57      9.62       84
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    85        5.98      8.82      11.56      9.18      6.00      9.16      13.14      9.94       85
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    86        5.99      8.97      12.17      9.49      6.00      9.28      13.77     10.28       86
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    87        5.99      9.11      12.80      9.82      6.00      9.38      14.44     10.62       87
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    88        6.00      9.24      13.51     10.17      6.00      9.48      15.18     11.00       88
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    89        6.00      9.35      14.25     10.53      6.00      9.58      16.96     11.38       89
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    90        6.00      9.46      15.04     10.90      6.00      9.66      15.80     11.81       90
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    91        6.00      9.56      15.81     11.29      6.00      9.74      17.62     12.22       91
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    92        6.00      9.63      16.60     11.69      6.00      9.79      18.52     12.65       92
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    93        6.00      9.71      17.43     12.10      6.00      9.85      19.47     13.15       93
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    94        6.00      9.78      18.32     12.53      6.00      9.90      20.48     13.66       94
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------
    95        6.00      9.84      19.20     12.99      6.00      9.94      21.59     14.21       95
----------- --------- --------- ---------- --------- --------- --------- ---------- --------- ---------


                                          United of Omaha Life Insurance Company


                               /s/ John W. Weekly
                                           President and Chief Executive Officer

                                                         (a)

                   (a) United of Omaha Life Insurance Company


                      VARIABLE ANNUITY PAYOUT OPTIONS RIDER


This rider is made a part of the policy to which it is attached. It is subject to all of the policy provisions that are not inconsistent with the rider provisions. The rider is effective as of the policy's date of issue. It ends when the policy ends.

THE FOLLOWING PROVISIONS ARE HEREBY ADDED TO THE POLICY:

You may choose payout options 2, 4 or 6 shown in the policy to be paid as a variable annuity. Variable annuity payments will vary according to the net investment return of the subaccounts chosen. A beneficiary may also have the death benefit applied to a variable annuity payout option.

FIRST VARIABLE ANNUITY PAYMENT

We will compute the dollar amount of the first monthly variable annuity payment by applying all or part of the Accumulation Value to the Monthly Payout Table shown in this rider for the payout option you choose. The Table shows the dollar amount of monthly payment that you can buy with each $1,000 of Accumulation Value.

If you have chosen more than one subaccount, we will apply the accumulation value of each subaccount separately to the Monthly Payout Table. The total amount of the first variable annuity payment equals the sum of the payment amounts payable for each subaccount.

SECOND AND LATER VARIABLE ANNUITY PAYMENTS

The dollar amount of the second and later variable annuity payments is not set. It may change from month to month. We will compute the payment on the 10th valuation date before the payment is due.

The amount of each variable annuity payment after the first equals the sum of:

    (a) the number of annuity units under each subaccount; multiplied by (b) the current annuity unit value for each subaccount as of the date we compute the payment.

An annuity unit is a measuring unit used in computing the amount of the variable annuity payments. The value of an annuity unit for each subaccount will vary with the net investment return of the subaccount.

ANNUITY UNIT VALUE

The current value of an annuity unit for each subaccount is:

    (a)  the value as of the date we computed the last payment; multiplied by
    (b) the Net Investment Factor for the subaccount as of the date on which we are computing the current payment.

The Net  Investment  Factor is figured by dividing (a) by (b), then  subtracting
(c) from the result, then multiplying by the offset factor described below. The values of (a), (b) and (c) are defined as follows:

    (a) is the net result of
        (1)the net asset value of a Fund share held in a subaccount as of the end of the current payment period; plus or minus
        (2)a per share credit or charge for any taxes we incurred since the last
           computation   date  that  were  charged  to  the   operation  of  the
           subaccount.

    (b) is the net asset value of a Fund share held in the subaccount as of the beginning of the current payment period.

    (c) is the asset charge factor that reflects the mortality and expense risk charge and administrative expense charge deducted from the Separate Account. This factor is equal, on an annual basis, to 1.20% of the daily net asset value of the Separate Account.

The result of the calculation described above is then multiplied by a factor that offsets the assumed investment rate upon which this rider's Monthly Payout Table is based. This allows the actual investment rate to be credited. For a one-day valuation period the factor is 0.99989255, using an assumed investment rate of 4.00% per year.

NUMBER OF ANNUITY UNITS

The number of annuity units payable for each subaccount equals:

    (a) the amount of the first monthly variable annuity payment payable for that subaccount; divided by
    (b) the annuity unit value for that subaccount as of the 10th valuation date before the annuity starting date.

The number of annuity units payable for each subaccount is fixed when we compute the first variable annuity payment. The number remains fixed unless you exchange annuity units between subaccounts. The number of annuity units will not change as a result of investment experience.

We guarantee that the dollar amount of each variable annuity payment after the first will not be affected by actual expenses or changes in mortality experience.

EXCHANGE OF ANNUITY UNITS

After the Annuity Starting Date you may exchange the value of a specified number of Annuity Units of one subaccount for Annuity Units of another subaccount or the Fixed Account. You may not exchange Annuity Units of the Fixed Account for Annuity Units of the subaccounts.

The value of the Annuity Units being exchanged will be the value for the Valuation Period during which we receive your request for the exchange. The value of the new Annuity Units will be such that the dollar amount of an annuity payment made on the date of the exchange would not change as a result of the exchange.

No more than four exchanges may be made each policy year.

--------------------------------------------------------------------------------
               MONTHLY PAYOUTS PER $1,000 BASED ON 4.00% INTEREST
                   AND 1983A MORTALITY TABLE ALB PROJECTED 20
                         YEARS WITH PROJECTION SCALE 'G'
--------------------------------------------------------------------------------
                       UNISEX RATES (50% MALE 50% FEMALE)
--------------------------------------------------------------------------------
      AGE       20 YEAR CERTAIN &   10 YEAR CERTAIN &   LIFE ONLY   INSTALLMENT
                      LIFE                LIFE                        REFUND
--------------------------------------------------------------------------------
       0              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       1              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       2              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       3              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       4              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       5              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       6              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       7              3.46                3.47             3.47            3.46
--------------------------------------------------------------------------------
       8              3.47                3.47             3.48            3.47
--------------------------------------------------------------------------------
       9              3.48                3.48             3.48            3.48
--------------------------------------------------------------------------------
       10             3.49                3.49             3.49            3.49
--------------------------------------------------------------------------------
       11             3.50                3.50             3.50            3.49
--------------------------------------------------------------------------------
       12             3.51                3.51             3.51            3.50
--------------------------------------------------------------------------------
       13             3.52                3.52             3.52            3.51
--------------------------------------------------------------------------------
       14             3.53                3.53             3.53            3.52
--------------------------------------------------------------------------------
       15             3.54                3.54             3.54            3.53
--------------------------------------------------------------------------------
       16             3.55                3.55             3.55            3.54
--------------------------------------------------------------------------------
       17             3.56                3.56             3.56            3.56
--------------------------------------------------------------------------------
       18             3.57                3.58             3.58            3.57
--------------------------------------------------------------------------------
       19             3.58                3.59             3.59            3.58
--------------------------------------------------------------------------------
       20             3.59                3.60             3.60            3.59
--------------------------------------------------------------------------------
       21             3.61                3.61             3.62            3.61
--------------------------------------------------------------------------------
       22             3.62                3.63             3.63            3.62
--------------------------------------------------------------------------------
       23             3.64                3.64             3.65            3.63
--------------------------------------------------------------------------------
       24             3.65                3.66             3.66            3.65
--------------------------------------------------------------------------------
       25             3.67                3.67             3.68            3.66
--------------------------------------------------------------------------------
       26             3.68                3.69             3.70            3.68
--------------------------------------------------------------------------------
       27             3.70                3.71             3.71            3.70
--------------------------------------------------------------------------------
       28             3.72                3.73             3.73            3.72
--------------------------------------------------------------------------------
       29             3.74                3.75             3.75            3.74
--------------------------------------------------------------------------------
       30             3.76                3.77             3.77            3.76
--------------------------------------------------------------------------------
       31             3.78                3.79             3.79            3.78
--------------------------------------------------------------------------------
       32             3.80                3.81             3.82            3.80
--------------------------------------------------------------------------------
       33             3.82                3.84             3.84            3.82
--------------------------------------------------------------------------------
       34             3.85                3.86             3.87            3.84
--------------------------------------------------------------------------------
       35             3.87                3.89             3.89            3.87
--------------------------------------------------------------------------------
       36             3.90                3.91             3.92            3.90
--------------------------------------------------------------------------------
       37             3.93                3.94             3.95            3.92
--------------------------------------------------------------------------------
       38             3.95                3.97             3.98            3.95
--------------------------------------------------------------------------------
       39             3.98                4.01             4.01            3.98
--------------------------------------------------------------------------------
       40             4.01                4.04             4.05            4.01
--------------------------------------------------------------------------------
       41             4.05                4.08             4.08            4.04
--------------------------------------------------------------------------------
       42             4.08                4.11             4.12            4.08
--------------------------------------------------------------------------------
       43             4.12                4.15             4.16            4.11
--------------------------------------------------------------------------------
       44             4.15                4.19             4.20            4.15
--------------------------------------------------------------------------------
       45             4.19                4.24             4.25            4.19
--------------------------------------------------------------------------------
       46             4.23                4.28             4.30            4.23
--------------------------------------------------------------------------------
       47             4.27                4.33             4.34            4.28
--------------------------------------------------------------------------------
       48             4.31                4.38             4.40            4.32
--------------------------------------------------------------------------------
       49             4.36                4.43             4.45            4.37
--------------------------------------------------------------------------------
       50             4.40                4.48             4.51            4.41
--------------------------------------------------------------------------------
       51             4.45                4.54             4.57            4.46
--------------------------------------------------------------------------------
       52             4.50                4.60             4.63            4.52
--------------------------------------------------------------------------------
       53             4.55                4.66             4.69            4.58
--------------------------------------------------------------------------------
       54             4.61                4.73             4.77            4.64
--------------------------------------------------------------------------------
       55             4.66                4.80             4.84            4.70
--------------------------------------------------------------------------------
       56             4.72                4.87             4.92            4.77
--------------------------------------------------------------------------------
       57             4.78                4.95             5.00            4.84
--------------------------------------------------------------------------------
       58             4.84                5.03             5.09            4.91
--------------------------------------------------------------------------------
       59             4.90                5.12             5.19            4.99
--------------------------------------------------------------------------------
       60             4.96                5.21             5.29            5.07
--------------------------------------------------------------------------------
       61             5.02                5.30             5.40            5.16
--------------------------------------------------------------------------------
       62             5.09                5.41             5.51            5.24
--------------------------------------------------------------------------------
       63             5.15                5.52             5.63            5.34
--------------------------------------------------------------------------------
       64             5.21                5.63             5.76            5.44
--------------------------------------------------------------------------------
       65             5.28                5.75             5.91            5.55
--------------------------------------------------------------------------------
       66             5.34                5.87             6.06            5.66
--------------------------------------------------------------------------------
       67             5.40                6.00             6.21            5.77
--------------------------------------------------------------------------------
       68             5.46                6.14             6.39            5.90
--------------------------------------------------------------------------------
       69             5.52                6.28             6.57            6.03
--------------------------------------------------------------------------------
       70             5.58                6.44             6.76            6.17
--------------------------------------------------------------------------------
       71             5.63                6.59             6.97            6.32
--------------------------------------------------------------------------------
       72             5.68                6.75             7.20            6.47
--------------------------------------------------------------------------------
       73             5.73                6.92             7.44            6.64
--------------------------------------------------------------------------------
       74             5.77                7.09             7.70            6.81
--------------------------------------------------------------------------------
       75             5.80                7.26             7.98            6.99
--------------------------------------------------------------------------------
       76             5.84                7.43             8.28            7.18
--------------------------------------------------------------------------------
       77             5.86                7.61             8.60            7.39
--------------------------------------------------------------------------------
       78             5.89                7.80             8.94            7.61
--------------------------------------------------------------------------------
       79             5.91                7.97             9.31            7.83
--------------------------------------------------------------------------------
       80             5.93                8.15             9.71            8.07
--------------------------------------------------------------------------------
       81             5.95                8.33            10.14            8.33
--------------------------------------------------------------------------------
       82             5.96                8.49            10.59            8.59
--------------------------------------------------------------------------------
       83             5.97                8.66            11.08            8.87
--------------------------------------------------------------------------------
       84             5.98                8.82            11.61            9.16
--------------------------------------------------------------------------------
       85             5.99                8.96            12.17            9.46
--------------------------------------------------------------------------------
       86             5.99                9.10            12.78            9.79
--------------------------------------------------------------------------------
       87             6.00                9.22            13.42            10.12
--------------------------------------------------------------------------------
       88             6.00                9.34            14.12            10.48
--------------------------------------------------------------------------------
       89             6.00                9.44            14.88            10.84
--------------------------------------------------------------------------------
       90             6.00                9.53            15.69            11.22
--------------------------------------------------------------------------------
       91             6.00                9.62            16.47            11.62
--------------------------------------------------------------------------------
       92             6.00                9.70            17.29            12.03
--------------------------------------------------------------------------------
       93             6.00                9.76            18.16            12.44
--------------------------------------------------------------------------------
       94             6.00                9.83            19.07            12.90
--------------------------------------------------------------------------------
       95             6.00                9.87            20.03            13.38
--------------------------------------------------------------------------------

                                          United of Omaha Life Insurance Company


                               /s/ John W. Weekly
                                           President and Chief Executive Officer

                   (a) United of Omaha Life Insurance Company


                               UNISEX ENDORSEMENT


This endorsement is attached to and made a part of the policy. It is effective as of the policy's date of issue.


THE MISSTATEMENT OF AGE OR SEX PROVISION IS HEREBY DELETED AND REPLACED WITH THE
FOLLOWING:

MISSTATEMENT OF AGE

If you have misstated the age of the annuitant, we will change the annuity starting date and periodic payment amount based on the correct age.

If a misstatement of age results in payments that are too large, we will deduct the overpayments from future payments. If we have made payments that are too small, we will add the underpayments to the next payment. The adjustments will include 6% interest.




THE LIFETIME MONTHLY INCOME TABLE FOR OPTION 4 IS HEREBY DELETED AND REPLACED WITH THE FOLLOWING:

                               (see reverse)


                  B. Lifetime Monthly Income Table for Option 4
                  C. Monthly Income for Each $1,000 of Proceeds


------------------------------------------------------------------------------------------
Age Last                     Age Last                          Age Last
Birth Guaranteed  Guaranteed Birthday  Guaranteed  Guaranteed  Birthday  Guaranteed Guaranteed
of     Period      Amount   of Payee    Period      Amount    of Payee    Period     Amount
Payee
------------------------------------------------------------------------------------------
7
and
under   $2.82       $2.81
 8       2.83        2.83      34        $3.37       $3.33       60        $5.05      $4.79
 9       2.85        2.84      35         3.40        3.36       61         5.17       4.88
 10      2.86        2.85      36         3.44        3.39       62         5.29       4.99
 11      2.87        2.86      37         3.48        3.43       63         5.42       5.10
 12      2.89        2.88      38         3.52        3.46       64         5.56       5.22

 13      2.90        2.89      39         3.56        3.50       65         5.70       5.34
 14      2.91        2.90      40         3.60        3.54       66         5.84       5.47
 15      2.93        2.92      41         3.65        3.58       67         6.00       5.60
 16      2.94        2.93      42         3.69        3.62       68         6.16       5.74
 17      2.96        2.95      43         3.74        3.66       69         6.32       5.89

 18      2.98        2.96      44         3.80        3.71       70         6.49       6.05
 19      3.00        2.98      45         3.85        3.75       71         6.66       6.22
 20      3.01        3.00      46         3.91        3.80       72         6.84       6.39
 21      3.03        3.02      47         3.96        3.85       73         7.02       6.58
 22      3.05        3.04      48         4.03        3.91       74         7.20       6.77

 23      3.07        3.06      49         4.09        3.96       75         7.38       6.97
 24      3.09        3.08      50         4.16        4.02       76         7.56       7.20
 25      3.12        3.10      51         4.23        4.08       77         7.74       7.42
 26      3.14        3.12      52         4.30        4.15       78         7.92       7.65
 27      3.16        3.14      53         4.38        4.21       79         8.09       7.90

 28      3.19        3.17      54         4.46        4.28       80         8.25       8.16
 29      3.22        3.19      55         4.55        4.36       81         8.40       8.44
 30      3.24        3.22      56         4.64        4.44       82         8.55       8.73
 31      3.27        3.24      57         4.73        4.52       83         8.69       9.04
 32      3.30        3.27      58         4.83        4.60       84         8.81       9.37
 33      3.34        3.30      59         4.94        4.69       85         8.93       9.72
                                                              and over
-------------------------------------------------------------------------------------------

This table is based on the 1983a Mortality Table (80% Male, 20% Female) and interest at 3%.  The table has been adjusted to age last birthday.



                                          United of Omaha Life Insurance Company

                               /s/ John W. Weekly

                                          President and Chief Executive Officer

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                       INDIVIDUAL RETIREMENT ANNUITY RIDER
This rider is attached to and made a part of the policy to qualify the policy as an Individual Retirement Annuity under the Internal Revenue Code of 1986, as amended, (the Code). Where the provisions of this rider and those of the policy disagree, the provisions of the rider will apply. This rider replaces any rider Individual Annuity Retirement rider previously issued.

                                   AMENDMENTS

OWNERSHIP

The policy is established for the exclusive benefit of the Owner and his or her beneficiaries. The Owner is the Annuitant of the policy and may exercise all rights under the policy during his or her lifetime. The Owner's rights to benefits under the policy are nonforfeitable.

ASSIGNMENTS

The policy may not be sold, assigned, discounted or pledged as collateral for a loan or as a security for the performance of an obligation, and the policy may not be transferred by the Owner. To the extent permitted by law, benefits payable under this policy will be exempt from the claims of creditors.

PREMIUMS (Also called purchase payments or contributions in the policy)

Premiums under the policy must be paid in cash. Premiums may not exceed $2,000 for any taxable year except for:

    (a) rollover contributions (as permitted by section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code); or
    (b) a contribution  made in accordance  with a Simplified  Employee  Pension
        (SEP) as described in section 408(k) of the Code.


MATURITY DATE

In no event may the maturity date, either as stated on page 3 of the policy or as later changed, be a date:

    (a)  prior to the date the Owner attains age 59 1/2; or
    (b) after the first day of the Owner's taxable year in which the Owner attains age 70 1/2.


REQUIRED DISTRIBUTION

Not withstanding any provision of the policy to the contrary, the Owner's entire interest in the policy will be distributed or begin to be distributed by the April 1 following the calendar year in which the Owner reaches age 70 1/2 (the required beginning date). For each succeeding year, a distribution must be made on or before December 31. Distribution of the entire interest in the policy shall be made in a single sum payment or over:

    (a)  the life of the owner; or
    (b) the lives of the Owner and his or her named beneficiary; or
    (c) a period certain not extending  beyond the life expectancy of the Owner;
        or
    (d) the joint life and last survivor expectancy of the Owner and his or her named beneficiary.

Periodic payments must be made at intervals of no longer than one year. Payments must be either non-increasing or may increase only as provided in Q&A F-3 of section 1.401(a)(9)-1 of the Proposed Income Tax Regulations.

Distributions under this Required Distribution provision shall be made in accordance with the minimum distribution requirements of section 408(b)(3) of the Code and regulations thereunder. This includes the incidental death benefit requirement of section 401(a)(9)(G) of the Code and the incidental death benefit requirement of section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. All of these Code sections and regulations are herein incorporated by reference.

Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Owner by the time distributions are required to begin, life expectancies will be recalculated annually. This election will be irrevocable by the Owner and will apply to all later years. The life expectancy of a non-spouse beneficiary may not be recalculated. Instead, life expectancy will be calculated using the attained age of the beneficiary during the calendar year in which the Owner reaches age 70 1/2. Payments for later years will be calculated based on that life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

The Owner will elect prior to the required beginning date a form of distribution that satisfies this Required Distribution provision.


DISTRIBUTION UPON OWNER'S DEATH

If the Owner dies after distributions have begun, the remaining portion of the Owner's interest, if any, will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Owner's death.

If the Owner dies before distribution of his or her interest begins, distribution of the entire remaining interest in the policy shall be completed by December 31 of the year containing the fifth anniversary of the Owner's death. However, to the extent that the Owner elects or, if the Owner has not so elected, his or her named beneficiary elects, distribution will be made in accordance with one of the following methods:

1. If the Owner's interest is payable to a named beneficiary, the entire remaining interest in the policy may be distributed:

    (a)  over the life of the named beneficiary; or
    (b) over a period certain not greater than the life expectancy of the named beneficiary. Payment must begin on or before December 31 of the calendar year immediately following the calendar year in which the Owner died.


2. If the named beneficiary is the Owner's surviving spouse, the entire remaining interest in the policy may be distributed:

    (a)  over the life of the surviving spouse; or
    (b) over a period certain not greater than the life expectancy of the surviving spouse. Payment must begin on or before the later of:
    December 31 of the calendar year immediately following the calendar year in which the Owner died; or December 31 of the year in which the Owner would have reached age 70 1/2.

3. If the named beneficiary is the Owner's surviving spouse, the spouse may elect to treat the policy as his or her own IRA. This election is made if the surviving spouse makes:

    (a) a regular IRA contribution to the policy; or (b) makes a rollover to or from the policy; or (c) fails to elect a distribution under this provision.

Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancies will be recalculated annually. This election will be irrevocable by the surviving spouse and will apply to all later years. In the case of any other named beneficiary, life expectancies will be calculated using the attained age of the beneficiary during the calendar year in which distributions are required to begin under this provision. Payments for later years will be calculated based on that life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

Distributions under this provision are considered to have begun:

    (a) if distributions are made on account of the Owner reaching his or her required beginning date; or
    (b) if, prior to the required beginning date, distributions irrevocably begin to an individual over a period permitted and in an annuity form acceptable under section 1.401(a)(9) of the Proposed Income Tax Regulations.

ALTERNATIVE METHOD OF DISTRIBUTION

An individual may satisfy the minimum distribution requirements under sections 408(a)(6) and 408(b)(3) of the Code by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the Owner of two or more IRAs may use the 'alternative method' described in Notice 88-38, 1988-1 C.B.
524. This method satisfies the minimum distribution requirements described above.

NOTICE TO COMPANY

The Owner shall notify us of the reason for any partial or total withdrawal. The Owner or beneficiary is solely responsible for determining that premiums and distributions under this policy satisfy applicable tax requirements.

ANNUAL REPORT

We will furnish annual calendar reports concerning the status of the policy.

AMENDMENT RIGHT

This rider may be amended by the Company to qualify the policy as an Individual Retirement Annuity under the Internal Revenue Code of 1986, as amended, and applicable rules and regulations. Any such amendment may be made effective the date of issue of the policy.

GENERAL

This rider is part of the policy to which it is attached. It is subject to all of the policy provisions which are not inconsistent with the rider provisions.

                                          United of Omaha Life Insurance Company

                               /s/ John W. Weekly
                                           President and Chief Executive Officer

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

                          RETIREMENT PLAN ANNUITY RIDER


This rider is attached to and made a part of the policy. This rider qualifies the policy for purchase by the trustee of a retirement plan under Section 401(a) of the Internal Revenue Code (the trustee). Where the provisions of this rider and those of the policy disagree, the provisions of this rider will apply.

OWNERSHIP; ASSIGNMENT; BENEFICIARY

The trustee is the owner and named beneficiary and may exercise all rights under the policy. The trustee's actions are governed by the provisions of the retirement plan, including the provision that plan assets will be used for the exclusive benefit of plan participants and their beneficiaries. In no event will the primary annuitant be treated as the owner. The trustee may not change the beneficiary or assign the policy except to a successor retirement plan trustee.

OUR RELATIONSHIP TO THE RETIREMENT PLAN

We are not a party to the retirement plan, and we are not responsible for its administration, compliance or investment decisions. Our duties and obligations are as stated in the policy. In discharging our obligations under the policy:
(a) we are not required to refer to the retirement plan provisions; and (b) we are entitled to rely on the information and instructions provided by the trustee. In no event can the retirement plan modify or enlarge the amounts payable under the policy.

AMENDMENT RIGHT

We may amend this rider to comply with any law, regulation, ruling or other requirement for policies issued to retirement plans. Any such amendment may be made effective the date of issue of the policy.



                                         United of Omaha Life Insurance Company

                               /s/ John W. Weekly

                                          President and Chief Executive Officer